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                                                                   Exhibit 10.8

THIS TENANCY AGREEMENT is made the 18th day of September Two Thousand and Two

BETWEEN

(1) SOUTHNICE INVESTMENTS LIMITED [Chinese Characters] whose registered office is situate at TAL Building, 6th Floor, 49 Austin Road, Kowloon, Hong Kong (hereinafter called "the Landlord" which expression shall where the context so admits include its successors in title and assigns) of the one part; and

(2) CONCORD CAMERA HK LIMITED whose registered office is situate at 14/F, Concord Technology Centre, 98 Texaco Road, Tsuen Wan, New Territories, Hong Kong (hereinafter called "the Tenant" which expression shall where the context so admits include its successors and permitted assigns) of the other part.

WHEREBY IT IS AGREED as follows:-

1. The Landlord shall let and the Tenant shall take ALL THAT WORKSHOP (hereinafter called "the said premises") as set out in Part I of the Schedule hereto forming part of CONCORD TECHNOLOGY CENTRE (hereinafter called "the said Building") erected on ALL THOSE pieces or parcels of ground registered in the District Land Office Tsuen Wan as SECTION A of TSUEN WAN TOWN LOT NO.92, SECTION B of TSUEN WAN TOWN LOT NO 19 and SECTION C of TSUEN WAN TOWN LOT NO. 19


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(hereinafter collectively called "the said Land") and known as No. 98 Texaco
Road, Tsuen Wan, New Territories and more particularly shown for identification purpose only and coloured pink on the plan annexed hereto TOGETHER with all Landlord's fixtures and fittings thereto and therein (if any) AND TOGETHER with the right for the Tenant its servants customers and licensees (in common with the Landlord and all other occupiers of the said Building and their respective servants and licensees and all others having the like right) to use the entrance, exits, staircases, landings, lavatories, passages, the roofs and exterior walls of the Building and the lifts so far as the same are necessary for the enjoyment of the said premises and also to pass and repass up, down, over and along the staircases, landings, passages, entrances and means of access in the said Building at all times by day and night on foot for the purpose of access to and egress from the said premises and from and to the entrance to the said Building AND TOGETHER with the right for the Tenant its servants and licensees (in common with the Landlord and all other occupiers of the said Building and their respective servants and licensees) to use the cargo and/or passenger lifts during such hours as the same shall be working for the term set forth in Part II of the Schedule annexed hereto (hereinafter referred to as "the said term") YIELDING AND PAYING therefor throughout the said term such rent and other charges as are from time to time payable or ascertainable in accordance with the provisions set out in the Schedule in this agreement which sums shall be payable exclusive of rates and in advance on the first day of each and every calendar month without any deduction.


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2.    Tenant hereby agrees with the Landlord as follows:-

      (a) To pay on the days in the manner hereinbefore provided the Rent as is payable in accordance with the provisions of Part III of the Schedule annexed hereto.

      (b) To pay all charges for electricity and water supply consumed in the said premises including charges for the operation of air-conditioning unit(s) or fan-coil units installed on the said premises by the Tenant with the Landlord's consent (which consent shall not be unreasonably withheld or delayed.)

      (c) To permit the Landlord and its agents with or without workmen and others at all reasonable times on prior appointment to enter upon the said premises and to view the conditions thereof and thereupon the Landlord may serve upon the Tenant a notice in writing specifying the repairs necessary to be done and for which the Tenant is liable hereunder (fair wear and tear, structural inherent and latent defects excepted) and require the Tenant forthwith to execute the same and if the Tenant shall not within fourteen days after the service of such notice proceed diligently with the execution of such repairs (fair wear and tear, structural inherent and latent defects excepted) then to permit the Landlord and its agents with or without workmen to enter upon the said premises and execute such repairs and the reasonable cost thereof shall be a debt due from the Tenant to the Landlord and be forthwith recoverable by action.

      (d) To permit the Landlord and its agents with or without workmen and others in case of fire to enter upon the said premises for the purpose of extinguishing such fire and for salvaging property.


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      (e)   To make good at the expenses of the Tenant any portion of the said
            Building which may be damaged through the escape of water or fire origination from or explosion in the said premises owing to any act or default of the Tenant or of any of its servants.

      (f) Not to store in the said premises or any part thereof any goods of a type or description other than those permitted to be stored therein by the Fire Services Department Urban Council or other competent authority and to indemnify the Landlord against all actions costs, claims and demands in respect of any future breach or non-observance thereof.

      (g) To use the said premises as a factory and/or warehouse together with ancillary offices.

      (h) Not to do or permit to be done in or upon the said premises or any part or parts thereof anything which may be or become a nuisance, annoyance, damage or disturbance to the Landlord and/or any of the tenants or occupiers of the other floors or portions of the said building or of other property in the neighborhood or in anyway against the laws or regulations in Hong Kong.

      (i) Not to load the floor of the said premises or any part thereof beyond 150 lbs. per square foot.

      (j) To observe and perform all local Ordinances, Orders in Council and Regulations in relation to the Tenant's use of the said premises and of any part thereof and to observe perform and comply with all directions given by the Fire Services Department, Urban Council or other competent authority in connection with the said premises or any part thereof and the storage of goods therein and to do nothing in contravention of the terms of the Government Leases under which the Landlord holds the said land and to indemnify the Landlord against all actions cost, claims and demands in respect of any breach or non-observance of any of the Government Leases.


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      (k)   Not without the prior written consent of the Landlord, such consent shall not be unreasonable withheld or delayed, to assign, underlet, share or part with the possession of the said premises or any part thereof. This Agreement is personal to the Tenant and accordingly any use, occupation or possession of the said premises or any part thereof by any person not a party to this Agreement, unless with the prior written consent of Landlord, shall be deemed to be a breach of this clause.

      (l) To maintain at the expense of the Tenant the sprinkler system in the said premises in good and workable condition during the term hereby granted (fair wear and tear, structural inherent and latent defects excepted).

      (m) To keep at the expense of the Tenant the lavatories drains water and fire service in the said premises in a good clean condition at all times during the said term to the reasonable satisfaction of the Landlord (fair wear and tear, structural inherent and latent defects excepted) and in accordance with the regulations of the Public Health or other Government Authorities concerned and in particular not to pour or drain any acidic or corrosive substance or fluid into the drains in the said premises and to indemnify the Landlord against any such damages done to the said premises.


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      (n)   Not to affix any advertisements, signboards, notices, decoration, illuminated signs, posters or flags on any part of the said premises or on any part of the said Building except such as may have been previously approved in writing by the Landlord which the Landlord shall have absolute discretion in the grant or refusal thereof. The Landlord shall have the right to remove, at the cost and expense of the Tenant, any such signboard, sign, decoration, illuminated signs, flags posters or object which shall be affixed or displayed without the prior written approval of the Landlord. Provided that the Tenant shall be entitled to have its name displayed at the entrance to the said premises and on the directory board at the lift lobby and the roof of the building.

      (o) Not to carry on or permit or suffer to be carried on upon the said premises or upon any part thereof any trade business or occupation of a noxious or offensive character.

      (p) Not to obstruct any of the entrances, stairways, lifts, landings, halls or passages or common parts of and in the said Building with merchandise or goods.

      (q) Not to install air-conditioning units in the external walls and windows of the said premises without having first obtained the written consent of the Landlord thereto which consent shall not be unreasonably withheld or delayed.

      (r) Save in the events for which provision is made by Clause 5(d) hereof, to keep all the interior non-structural parts of the said premises including all doors windows and the Landlord's fixtures and fittings (fair wear and tear, structural, inherent and latent defects excepted) in good clean tenantable repair and condition save and except those that are concealed behind the walls and to so maintain the same at the expense of the Tenant and deliver up the same to the Landlord at the expiration or sooner determination of the said term of tenancy in the like condition (fair wear and tear, structural, inherent and latent defects excepted).


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      (s)   Not to make or permit any alteration in the said premises nor pull down alter or remove any portion of the partitions or fittings thereof nor make any alterations in the architectural features or facings or to the electrical installation thereof nor to install any plant apparatus or machinery which are attached or affixed to the floor of the said premises without the previous consent in writing of the Landlord (such consent shall not be unreasonably withheld or delayed) and to keep every part thereof (including the windows) with the Landlord's fixtures and additions thereto in good repair (fair wear and tear, structural inherent and latent defects excepted) and in such repair to yield up the same at the expiration or sooner determination of the term hereby created.

      (t) To replace all broken or damaged windows, whether the same be broken or damaged by the negligence of the Tenant or otherwise.

      (u) To install repair or replace at the Tenant's own cost and expense, if so required by the Landlord or the appropriate electricity supply company under the terms of the Electricity Supply Ordinance 1911 or any orders in Council or Regulations made thereunder, a separate electricity meter at the said premises that are installed by the Tenant and also all the electrical installations and wiring from the Tenant's meter or meters to and within the said premises and to pay acid discharge all charges for the electricity consumed in the said premises including charges for the operation of air conditioning units(s) or fan-coil units installed therein, if any, and operated from the Tenant's own metered electricity supply.


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      (v)   To take all reasonable precautions to protect the interior of the said premises against damage by fire, storm or typhoon or the like threats.

      (w) To forthwith repair and amend any defect in the interior of the said premises of which notice shall be given to the Tenant and the repair of which is the Tenant's responsibility as provided hereunder (fair wear and tear, structural inherent and latent defects excepted).

      (x) To pay on demand to the Landlord the cost to be incurred by the Landlord in cleaning and clearing any of the drains choked or stopped up owing to damage caused by the Tenant or the employees of the Tenant. Damage from normal wear and tear shall not be considered damage caused by the Tenant.

      (y) To observe the regulations affecting the use of the lift(s) of the said Building as indicated therein or provided in writing by the Landlord or its agents from time to time.

      (z) Not to do or permit or suffer to be done upon the said premises anything which in the reasonable opinion of the Landlord may be a nuisance or annoyance to or in any way interfere with the quiet enjoyment and comfort of the other occupiers of the said Building.

      (aa) To be responsible for all loss, damage claims and demands whatsoever sustained by or made against the Landlord or any other person or persons resulting directly or indirectly from the storage of combustible, flammable or other goods not permitted by the Fire Services Department or other competent authority to be stored in the said premises by the Tenant and, in particular by without limiting the generality of the foregoing, resulting from explosions, fire, deterioration and leakage due to the default or negligence of the Tenant to fully indemnify the Landlord against all loss damage claims and demands in respect of the matters aforesaid.


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      (bb)  To comply with all reasonable regulations made by the Landlord or its agents in the use of the loading and unloading space(s) and platform(s) in the said Building and to use its utmost care in the loading and unloading of goods in the said premises and/or in any part of the said Building. In the event of any loss or damage being caused to any part of the said Building or to any of the property of the other tenants or occupiers of the said Building in the loading and unloading of goods or articles by the Tenant its servants agents or licensees, except such loss or damage which are caused by or attributable to structural inherent or latent defect in the loading and unloading space(s) and platform(s), the Tenant shall be wholly responsible therefor and shall fully indemnify the Landlord against all such loss and damages and also all claims and demands made against the Landlord in respect thereof.

      (cc) Not to use the said premises as sleeping quarters or as domestic premises or to allow any person to remain in the said premises over-night PROVIDED that if the Tenant wishes to have a watchman to remain at the said premises in order to look after the contents thereof during the night the written consent of the Landlord shall first he obtained and such consent not to be unreasonably withheld or delayed.


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      (dd)  Not to use the said premises or any part or parts thereof as a laboratory without first having submitted the detail and specifications of such laboratory to the Landlord for its approval and the same having been approved in writing by the Landlord (such approval should not be unreasonably withheld).

      (ee) Not to carry on or commit or permit to be carried on or committed on the said premises any illegal/offensive trade or occupation.

      (ft) In installing any machinery equipment or fittings in the said premises not to dig any hole or holes in the cement or concrete floor slab thereof save and except with the prior written approval of the Landlord (such approval not to be unreasonably withheld or delayed) and not to do any other damage to the said cement or concrete floor slab.

      (gg) Before installing any machinery in the said premises to submit for the approval of an architect appointed by the Landlord full particulars and information regarding such machinery particularly as to the type and weight thereof intended to be installed in the said premises together with a general layout plan of the said premises showing the actual position at which each of such machinery is intended to be installed and only to install such machinery in accordance with the layout plan so approved by the Landlord's architect in writing (such approval not to be unreasonably withheld or delayed by the Landlord) and except with the written approval of the Landlord's architect (such approval not to be unreasonably withheld or delayed by the Landlord) not to alter the position of any of the machinery installed or replace any of such installed machinery with another unless the new machinery is in all respects identical to the one to be substituted.


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      (hh)  To mount and equip all machinery in the said premises particularly machinery with horizontal reciprocating action and every part thereof with anti-vibration absorbers and anti-dumping absorbers of such types and designs as shall be approved in writing by the Landlord's architect (such approval not to be unreasonably withheld or delayed by the Landlord) and to comply with all reasonable directors or order of the Landlord for eliminating the reducing vibrations and dumping produced by the operation and running of any of the machinery installed at the said premises.

      (ii) In operating and running the machinery installed in the said premises to do all acts and things required by and conform with all the provisions, by-laws, regulations applicable thereto and also all orders and directions given by the Building Authority, Fire Services Department, Labour Department, Urban Council and Government department or authority having authority in that behalf.

      (jj) To obtain all requisite license, permits and to carry out and comply with all ordinances regulations by-laws and rules and all notices and requirements of the appropriate Government authorities in connection with or in relation to the Tenant's business carried on in the said premises.

      (kk) To keep at all times during the said terms of tenancy such lavatories and water closets and the apparatus and equipment in connection therewith save and except those that are concealed behind the walls as will be allowed by the Landlord to be used exclusively by the Tenant and/or his employees in a good clean and tenantable state and in proper condition (fair wear and tear structural inherent and latent defects excepted).


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      (ll)  At the expiration or sooner determination of the said term peacefully to yield up the said premises to the Landlord and in a good repair and condition together with all Landlord's fixtures and fittings belonging to the said premises (fair wear and tear, structural, inherent and latent defects excepted) and to deliver up the key to the said premises to the Landlord.

3.    The Landlord hereby agrees with the Tenant as follows:-

      (a) To pay the government rent and rates, property tax and expenses of a capital nature payable in respect of the said premises.

      (b) That the Tenant paying the rent hereby reserved and performing and observing the terms and conditions on its part herein contained shall peaceably hold and enjoy the said premises during the said term without any interruption by the Landlord or any person lawfully claiming through under or in trust for the Landlord or any of them.

      (c) To maintain and keep the lifts, roofs, main electricity supply, cables, exterior drains, exterior main water pipes, main structure walls, and exterior walls of the said Building in a proper state of repair and condition Provided that the Landlord shall not be liable for breach of this clause unless and until written notice of any defect or want of repair has been given to the Landlord by the Tenant and the Landlord has failed to proceed diligently to repair or remedy the same.


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      (d)   Save in the event for which provision is made by Clause 2(x) hereof, to maintain and repair the lavatories, drains, water and fire service in the said premises promptly upon written notice of any defect or want of repair from the Tenant, and restore such lavatories, drains, water and fire service to a tenantable state at all times during the said term.

      (e) To keep the air-conditioning units in a clean condition, and to maintain and repair the air-conditioning units which service the said premises promptly upon written notice of any defect or want of repair from the Tenant, and restore such air-conditioning units to a tenantable state at all times during the said term.

      4. To secure the due payment of the said rent and the performance and observance of the Tenant's terms and conditions herein contained, the Tenant shall on or before the signing of this Agreement pay to the Landlord the Rental Deposit as set forth in Part VI of the Schedule annexed hereto (hereinafter referred to as "the said Deposits"). Subject to the prior deduction in accordance with Clause 5(a) hereof and provided that the said rent hereby reserved shall have been duly paid and that the Tenant's terms and conditions herein contained shall have been duly performed and observed by the Tenant, the said Deposits shall be returned to the Tenant without any interest within the period of fourteen days after the expiry of the term hereby granted and the Tenant shall have duly delivered to the Landlord vacant possession of the said premises in compliance with Clause 2(ll) hereof. In the event that the 13th Floor is surrendered pursuant to Clause 8 below, a portion of the said Deposits shall be returned to the Tenant without any interest provided that the Landlord shall continue to maintain a two-month deposit adjusted to include such rent, management fee, air-conditioning charge and Government rates applicable after the return of the l3th Floor.


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5.    PROVIDED ALWAYS and it is hereby agreed as follows:-

      (a) In the occurrence of any one or more of the following circumstances, it shall be lawfill for the Landlord at any time thereafter to re-enter the said premises or any part thereof and to absolutely determine the lease granted herein by serving a written notice on the Tenant to the effect that the Landlord thereby exercises the power of re-entry and/or determination: (i) any part of the rent due and payable is in arrear for fourteen (14) days or more, whether the same shall have been legally demanded or not; (ii) whenever there shall be a breach of any of the Tenant's obligations herein contained; (iii) the Tenant shall be insolvent or go into liquidation whether compulsorily or voluntarily (other than for the purpose of amalgamation or reconstruction) or shall enter into any arrangement/composition with its creditors or suffer any distress or execution to be levied on its chattels, goods or things. Landlord shall exercise its right of re-entry without prejudice to the right of action of the Landlord in respect of any breach of the Tenant's terms and conditions, the Landlord's right to deduct from the said Deposits paid by the Tenant under Clause 4 hereof, and the Landlord's right to claim any further damages including legal costs on the enforcement of its rights hereunder which the Landlord shall have sustained or may sustain.


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      (b)   While the Landlord may keep the said Building insured against damage by fire such insurance will not cover the contents of the said premises and if the Tenant shall be desirous of insuring such contents it shall take out its own insurance at its own expenses.

      (c) Except in such case where the Landlord is responsible, the Landlord shall not be under any liability whatsoever to the Tenant or to any other person whomsoever in respect of any damage sustained by the Tenant or such other person caused by or through or owing to the overflow of water or due to the defective or damaged condition of the said premises for which the Tenant is responsible. The Tenant shall fully indemnify the Landlord against all claims, damages, actions, costs and legal proceedings whatsoever made upon the Landlord in respect of any damage to any person whomsoever or to any property caused by such overflow of water or defective or damaged condition of the interior of the said premises as aforesaid.

      (d) If the said premises or the said Building or any part thereof shall at any time during the said term be inaccessible or so destroyed or damaged owing to fire, water, storm, wind, typhoon, defective construction, white ants, earthquake, subsidence of the ground or any calamity beyond the control of the Landlord and not attributable to the negligence or default of the Tenant, his servants agents or licensees as to render the said premises unfit for habitation and use or if at any time during the said term the said premises or the said Building shall be condemned as a dangerous structure or a demolition order or closing order shall become operative in respect of the said premises or the said Building (all of


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            which events are hereinafter referred to as "the calamity") then the rent, rates and management fee hereby reserved or a fair proportion thereof according to the nature and extent of the inaccessibility or damage sustained or order made shall be suspended with effect from the calamity until the said premises or the said Building shall again be rendered accessible or fit for habitation and use or such condemnation or order rescinded as the case may be and any rent, rates, and management fee paid in respect of any period after the calamity shall be refunded to the Tenant in the appropriate proportion provided that should the said premises or the said Building not have been reinstated, rendered accessible or such condemnation or order lifted or rescinded in the meantime either the Landlord or the Tenant may at any time after three months from the calamity can give to the other of them notice in writing to determine this tenancy and thereupon the same and everything herein contained shall determine as from the date of the calamity but without prejudice to the rights and remedies of either party against the other in respect of any antecedent claim or breach of the agreements, stipulations, terms and conditions herein contained or of the Landlord in respect of the rent payable hereunder prior to the coming into effect of the suspension or of the Tenant to the return of the said Deposits.

      (e) Acceptance of rent by the Landlord shall not be deemed to operate as a wavier by the Landlord of any right to proceed against the Tenant in respect of a breach by the Tenant of any of its obligations hereunder.

      (f) The Tenant shall not do or permit to be done by its employees in the said premises or the said Building any act, deed, matter or thing whereby the policy or policies of insurance (of which the Tenant has notice) against damage by fire, or claim by third parties for the said Building or the said premises for the time being subsisting may be or become void or whereby the rate of premium thereon may be increased and shall indemnify the Landlord against all costs, charges, expenses and all additional premium incurred by the Landlord in keeping up such policy or polices rendered necessary by a breach of this term.


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      (g)   All acts, defaults and omissions of the servants, agents, customers and licensees of the parties shall be deemed to be the acts, defaults and omissions of such party.

6. Each party shall bear its own legal fees and disbursements for the preparation and execution of this Agreement. The stamp duty on this agreement and its duplicate and the registration fee thereof, if any, shall be paid by the parties hereto in equal shares.

7. It is mutually agreed between the parties hereto that the Tenant shall have an option exercisable at the sole and absolute discretion of the Tenant by serving a 2-month written notice in advance to the Landlord to be granted by the Landlord a further lease in respect of any particular portion(s) on either of the 4/F., 11/F., 13/F. and 15/F. or 4/F., 11/F. and 15/F., as the case may be with regard to the provision of clause 8, for one further term of two (2) years at the same rent and upon the same terms and conditions as herein contained save and except this clause of option for renewal.


                                       17
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8.    Notwithstanding anything mentioned in the contrary, the Tenant shall have the right to surrendering the entire 13th Floor comprising the gross area of 6,583 sq. ft. to the Landlord by serving a 2-month notice in writing. This notice of surrender may only be given after 12 months commencing from 1st August 2002 and then on the expiration of such notice as aforesaid the lease over the entire 13th Floor shall cease without prejudice to any antecedent claim which either party may have against the other with respect to the 13th Floor. The parties' rights and obligations with respect to the remainder of the 4th, 11th and 15th Floors of the said premises shall remain the same as provided herein except that the rent, management fee, air-conditioning charge, government rates shall be adjusted pro rata based on floor area and proportionate amount of the deposit shall be returned to the Tenant upon effective date of termination of the lease over the 13th Floor.

9. In the event of the Landlord selling the said premises at any time during the term of the tenancy hereby granted the Landlord shall procure the Purchaser to execute a Memorandum whereby the Purchaser covenants with the Tenant to refund the deposit to the Tenant on the same terms and conditions as contained in Clause 4 hereof as if the Purchaser were a party to this Tenancy Agreement and the Tenant agrees to join in such Memorandum to release the Landlord from its obligation to refund the deposit to the Tenant.


10. The Landlord does not warrant that the said premises are fit for the purpose for which they are let or for any other purposes intended to be used by the Tenant and shall not be responsible or liable to the Tenant for any damages or loss in respect thereof.

11. This Tenancy Agreement sets out the full agreement between the parties hereto. No other warranties or representations have been made or given relating to the Landlord and the Tenant, the said Building and the said premises or if any warranty or representation has been made the same is hereby waived.


                                   THE SCHEDULE
                                   ------------


              PART I
              ------
Clause 1      "the said premises"


              ALL THOSE 4th, 11th, 13th, & 15th Floors of the said Building with a total gross area of 26,332 sq. ft. or thereabout

              PART 11
              -------
Clause 1      "the said term"


              TWO YEARS commencing from 1/8/2002 to 31/7/2004.


              PART III
              --------
Clause 1      "the rent"


              Period                   Rent                 Total Monthly
                                       p.s.f./Month         Rent
              ----------               ------------         ----

              1/8/2002 - 31/7/2004     HK$3.0               HK$78,996.-


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              PART IV
              -------
Clause 1      (i)      Management Fee: - $18,695.72 per month
                       (HK$0.71 /sq.ft/month).
              (ii)     Air-Conditioning Charge: - $14,054.71 per month.


              PART V
              ------
Clause 1     "the government rates"

              HK$11,287.50 per quarter.




              PART VI
              -------
Clause 1     "the deposit"


              In the sum of HK$231,017.86 as collective two months' deposit inclusive of rent, management fee, air-conditioning charge and Government rates.


AS WITNESS the hands of the parties hereto the day and year first above written.

SIGNED by Dr. Richard Lee,            )      For and on behalf of

Director for and on behalf of         )      SOUTHNICE INVESTMENTS LIMITED

the Landlord in the presence of :-    )      /s/  Dr. Richard Lee
                                                --------------------------------
                                                     Authorized Signature(s)




SIGNED by Keith Lampert,              )      For and on behalf of

its Director, for and on behalf of    )      CONCORD CAMERA LIMITED

the Tenant in the presence of :-      )      /s/  Keith L. Lampert
                                                --------------------------------



ACKNOWLEDGED the transfer of the      )

deposit of rental, management fee,    )      For and on behalf of
                                             CONCORD CAMERA HK LIMITED
air-conditioning charge and           )
                                             /s/  Keith L. Lampert
Government rates of HK$231,017.86     )         --------------------------------

from the previous lease.              )      For and on behalf of
                                             SOUTHNICE INVESTMENTS LIMITED

                                             /s/  Dr. Richard Lee
                                                --------------------------------
                                                      Authorized Signature(s)
WITNESS:

                      DATE THE 18th DAY OF SEPTEMBER 2002
                      -----------------------------------









                          SOUTHNICE INVESTMENTS LIMITED





                                       and






                            CONCORD CAMERA HK LIMITED


--------------------------------------------------------------------------------


                                TENANCY AGREEMENT





All THAT Workshop on 4th, 11th, l3th and 15th Floor, Concord Technology Centre, 98 Texaco Road, Tsuen Wan, Hong Kong



--------------------------------------------------------------------------------

TWTL NO. 92 Sec. A and TWTL NO. 19
of Sec. B and TWTL No. 19
of Sec. C





                                [4TH FLOOR PLAN]

TWTL NO. 92 Sec. A and TWTL NO. 19
of Sec. B and TWTL No. 19
of Sec. C





                                [11TH FLOOR PLAN]

TWTL NO. 92 Sec. A and TWTL NO. 19
of Sec. B and TWTL No. 19
of Sec. C




                                [13TH FLOOR PLAN]

TWTL NO. 92 Sec. A and TWTL NO. 19
of Sec. B and TWTL No. 19
of Sec. C





                                [15TH FLOOR PLAN]